November 18, 2022

BNY MELLON INVESTMENT FUNDS I

-BNY Mellon Tax Sensitive Total Return Bond Fund

Supplement to Summary Prospectus, Prospectus and Statement of Additional Information

The Board of Trustees of BNY Mellon Investment Funds I (the "Trust"), on behalf of BNY Mellon Tax Sensitive Total Return Bond Fund (the "Fund"), a series of the Trust, and shareholders of the Fund, have approved a Plan of Liquidation and Dissolution (the "Plan") with respect to the Fund. The Plan provides for the liquidation of the Fund's assets, the pro rata distribution of the proceeds therefrom to the Fund's shareholders and the winding up of the Fund's affairs (the "Liquidation"). The Liquidation may result in one or more taxable events for shareholders subject to federal and/or state income tax. It is currently contemplated that the Liquidation of the Fund will occur on or about January 20, 2023 (the "Liquidation Date").

Effective September 9, 2022 (the "Closing Date"), the Fund closed to any investments for new accounts, except that new accounts can be established by participants in group retirement plans if the Fund was established as an investment option under the plans before the Closing Date. The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after January 10, 2023. However, subsequent investments by Individual Retirement Accounts and retirement plans sponsored by BNY Mellon Investment Adviser, Inc. or its affiliates (together, "BNYM Adviser Retirement Plans") pursuant to TeleTransfer or Automatic Asset Builder (but not by check) will be accepted after January 10, 2023.

Effective as of the Closing Date, the front-end sales load applicable to purchases of the Fund's Class A shares are waived on investments made in the Fund's Class A shares. In addition, as of that date, the contingent deferred sales charge ("CDSC") applicable to redemptions of Class C shares and Class A shares of the Fund are waived on any redemption of such Fund shares.

To the extent subsequent investments are made in the Fund on or after the Closing Date, the Fund's distributor will not compensate financial institutions (which may include banks, securities dealers and other industry professionals) for selling Class C shares or Class A shares subject to a CDSC at the time of purchase.

Fund shares held on the Liquidation Date in BNYM Adviser Retirement Plans will be exchanged for Wealth shares of Dreyfus Government Cash Management ("DGCM"). Investors may obtain a copy of the Prospectus of DGCM by calling 1-800-373-9387.